GENERAL SECURITY AGREEMENT


     THIS AGREEMENT made as of the ________ day of ______________ 2001

BETWEEN:

          UBARTER.COM INC., a corporation organized and existing under the laws of Ontario

          (hereinafter called the "Creditor")

          - and -

          *, a corporation organized existing under the laws of, with its principal place of business and chief executive office at *

          (hereinafter called the "Debtor")

     WHEREAS the Debtor has provided the Creditor with a promissory note (the "Note") dated the date hereof in the principal amount of $500,000 USD.

     AND WHEREAS in order to provide security for the Note, the Debtor has executed this General Security Agreement in favour of the Creditor;

     IN CONSIDERATION OF good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Debtor, the Debtor agrees to enter into this Agreement on the terms and conditions hereinafter set out.

ARTICLE I
                                 INTERPRETATION

1.1 Defined Terms - In this Agreement, unless there in something in the context or subject matter inconsistent therewith,

     (a) "Act" means the Personal Property Security Act, 1989 (Ontario), as amended from time to time, and any regulations thereto;

     (b)  "Collateral" has the meaning set out in Section 2.1 hereof;

     (c) "Obligations" means the aggregate of all indebtedness, obligations and liabilities of the Debtor to the Creditor and its successors and assigns in respect of the Note and this Agreement; and

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     (d)  "Permitted  Encumbrances"  means security given to suppliers to secure the payment of the purchase price or lease payments for equipment and other assets required by the Debtor in the ordinary course of its business.

1.2 Other Usages - References to "this Agreement", "hereof", "herein", "hereto" and like references refer to this General Security Agreement and not to any particular article, section or other subdivision of this Agreement.

1.3 Plural and Singular - Where the context so requires, words importing the singular number include the plural and vice versa.

1.4 Headings - The insertion of headings in this Agreement is for convenience of reference only and will not affect the construction or interpretation of this Agreement.

1.5 Currency - Unless otherwise specified herein, all statements of or references to dollar amounts in this Agreement will mean lawful money of Canada.

                                   ARTICLE II
                                SECURITY INTEREST

2.1 Description of Collateral - The following undertaking, property and assets of the Debtor will be subject to the security interest in favour of the Creditor created by this Agreement:

     (a) Accounts - all debts, accounts, demands, claims and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor; all securities, mortgages, bills, notes and other documents now held or owned, or which may be hereafter taken, held or owned, by or on behalf of the Debtor, in respect of the said debts, accounts, demands, claims and choses in action or any part thereof; and all books, documents and papers recording, evidencing or relating to the said debts, accounts, demands, claims and choses in action or any part thereof, all of which are herein collectively called the "Accounts";

     (b) Documents - all books, accounts, invoices, letters, papers, documents and other records in any form evidencing or relating to collateral subject to the Security Interest, all of which are herein collectively called the "Documents";

     (c) Documents of Title - any writing now or hereafter owned by the Debtor that purports to be issued by or addressed to a bailee and purports to cover such goods and chattels in the bailee's possession as are identified or fungible portions of an identified mass, whether such goods and chattels are Inventory or Equipment, and which writing is treated as establishing that the person in possession of such writing is entitled to receive, hold and dispose of the said writing and the goods and chattels it covers, and further, whether such writing is negotiable in form or otherwise, including bills of lading and

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          warehouse  receipts,  all of which are herein  collectively called the
          "Documents of Title";

     (d) Equipment - all tools, machinery, equipment, plant, furniture, chattels, fixtures, vehicles of any kind, parts, accessories and other tangible personal property now owned or hereafter acquired by the Debtor which are not Inventory, all of which is herein collectively called the "Equipment";

     (e) Instruments - all present and future bills, notes and cheques (as such are defined pursuant to the Bills of Exchange Act (Canada)), and all other writings that evidence a right to the payment of money and are of a type that in the ordinary course of business are transferred by delivery without any necessary endorsement or assignment, all of which are herein collectively called the "Instruments";

     (f) Intangibles - all intangible property now owned or hereafter acquired by the Debtor and which is not Accounts including, without limitation, all customer lists, contractual rights, chattel paper, goodwill, patents, trademarks, trade names, copyrights and other intellectual property of the Debtor, all of which are herein collectively called the "Intangibles";

     (g) Inventory - all present and future inventory of the Debtor, including all raw materials, materials used or consumed in the business or profession of the Debtor, work-in-progress, finished goods, goods used for packing, materials used in the business of the Debtor not intended for sale, and goods acquired or held for sale or furnished or to be furnished under contracts of rental or service, all of which is herein collectively called the "Inventory";

     (h) Money - all present and future money of the Debtor, whether authorized or adopted by the Parliament of Canada as part of its currency or any foreign government as part of its currency, all of which is herein collectively called the "Money";

     (i) Securities - all present and future securities, as defined in the Securities Act (Ontario), held by the Debtor, including shares, options, rights, warrants, joint venture interests, interests in limited partnerships, bonds, debentures and all other documents which constitute evidence of a share, participation or other interest of the Debtor in property or in an enterprise or which constitute evidence of an obligation of the issuer; and including an uncertificated security within the meaning of Part VI (Investment Securities) of the Business Corporations Act, 1982 (Ontario) and all substitutions therefor and dividends and income derived therefrom, all of which are herein collectively called the "Securities";

     (j) Undertaking - all present and future personal property, business, and undertaking of the Debtor not being Inventory, Equipment, Accounts, Intangibles, Documents of Title, Instruments, Money, Securities or Documents all of which is herein collectively called the "Undertaking"; and

     (k) Proceeds - all personal property in any form derived directly or indirectly from any dealing with collateral subject to the Security Interest or the proceeds therefrom, and including any payment representing indemnity or compensation for loss of or damage thereto or the proceeds therefrom, all of which are herein collectively called the "Proceeds";

all of the above mentioned undertaking, property and assets of the Debtor are herein called the "Collateral".

2.2 Further Description of Collateral - Without limiting the generality of the description of Collateral as set out in Section 2.1, for greater certainty the Collateral shall include the personal property of the Debtor as described in
Section 2.1 hereof, located on or about or in transit to or from the address of the Debtor set out on the first page of this Agreement and the location(s) set out in any Schedule "A" attached hereto. The Debtor agrees to promptly inform the Creditor in writing of the acquisition by the Debtor of any personal property which is not of the nature or type described herein, and the Debtor agrees to execute and deliver at its own expense from time to time amendments to this Agreement or additional security agreements as may be reasonably required by the Creditor in order that the Security Interest shall attach to such personal property.

2.3 Grant of Security Interest - As general and continuing security for the payment and performance of all Obligations, the Debtor hereby grants to the Creditor a security interest in the Collateral.

2.4 Attachment of Security Interest - The Debtor and the Creditor hereby acknowledge their mutual intention that the Security Interest will attach to the Collateral when the Debtor executes and delivers this Agreement and hereby acknowledge and agree that the Debtor has rights in the Collateral and that value has been given, and the Debtor and Creditor have not agreed to postpone the time for attachment of the Security Interest.

2.5 Schedules - This Agreement will be in full force and effect whether or not Schedule "A" has been completed.

                                  ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEBTOR

3.1 Representations and Warranties - The Debtor hereby represents and warrants as follows to the Creditor and acknowledges that the Creditor is relying thereon (and each of such representations and warranties shall be deemed to be a condition):

     (a) the Debtor has the capacity and authority to incur the Obligations, create the Security Interest and generally perform its obligations under this Agreement;

     (b) the execution and delivery of this Agreement and the performance by the Debtor of its Obligations hereunder has been duly authorized by all necessary proceedings;

     (c) except for the Security Interest and Permitted Encumbrances, the Collateral is owned by the Debtor free from any mortgage, lien, charge, encumbrance, pledge, security interest or other claim whatsoever;

     (d) the chief executive office of the Debtor is located at the address of the Debtor as set out on the first page of this Agreement;

     (e) the Collateral, except for Inventory in transit, is located at the places as set out in Schedule "A" attached hereto and at no other place;

     (f) the Collateral does not include any goods which are used or acquired by the Debtor for use primarily for personal, family or household purposes; and

     (g) the Debtor is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of the execution and delivery by the Debtor of this Agreement or the performance by the Debtor of any of the terms hereof.

3.2 Covenants - The Debtor hereby covenants and agrees as follows:


     (a) the Debtor will keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Agreement or any other agreement relating to the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

     (b) the Debtor will pay all rents, taxes, rates, levies, assessments and any other charges of every nature which may be lawfully imposed upon the Collateral, or any part thereof, and upon the income and profits of the Debtor, when the same becomes payable;

     (c) the Debtor will obtain, observe and perform all its obligations under leases, licences and agreements necessary for the proper conduct of its business and the preservation and protection of the Collateral and the income therefrom;

     (d) the Debtor will perform all obligations, incidental to any trust imposed upon it by statute and will ensure that any breaches of the said obligations and the consequences of any such breach will be promptly remedied;

     (e) the Debtor will permit a representative of the Creditor to inspect the Collateral and the operations of the Debtor and for that purpose to enter the Debtor's premises and any other location where the Collateral may be situated during reasonable business hours and upon reasonable notice;

     (f) the Debtor will deliver to the Creditor from time to time, promptly upon request:

          (i) any Documents of Title, Instruments, Securities or Chattel Paper constituting, representing or relating to the Collateral;

          (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

        (iii) all financial statements prepared by or for the Debtor regarding the Debtor's business;

          (iv) all policies and certificates of insurance relating to the Collateral; and

          (v) such information concerning the Collateral, the Debtor and the Debtor's business and affairs as the Creditor may reasonably request;

     (g) the Debtor will keep proper books of account and records covering all its business and affairs on a current basis and will permit a representative of the Creditor to inspect the Debtor's books of account, records and documents and to make copies therefrom during reasonable business hours and upon reasonable notice;

     (h) the Debtor will pay all costs and expenses of the Creditor, its agents, officers and employees (including without limitation legal fees and disbursements on a solicitor and his own client basis) incurred with respect to:

          (i) the exercising of any or all of the rights, remedies and powers of the Creditor under this Agreement; and

          (ii) recovering or repossessing the Collateral and any other proceedings taken for the purpose of enforcing the remedies provided herein, including without limitation, the appointment of a Receiver (as hereinafter defined), whether by order of the court or by private appointment;

     (i) the Debtor will indemnify the Creditor for all costs and expenses as set out in Section 3.2(h) and agrees that all such costs and expenses will be payable by the Debtor to the Creditor on demand and will bear interest at the rate of 15% per annum calculated and compounded monthly both before and after default and judgement until actual payment;

     (j) if the Debtor changes its name, it will promptly notify the Creditor in writing of the details of such change;

     (k) the Debtor shall insure and keep insured the Collateral against loss or damage by fire, theft and other insurable risks specified by the Creditor and obtain and maintain public liability insurance in the amount which is specified by the Creditor (acting reasonably). All such insurance shall contain provisions and be with insurers which are satisfactory to the Creditor. The Debtor shall duly pay all premiums and other monies payable for maintaining such insurance and shall cause such insurance to be payable to the Creditor as its interest may appear and to contain a standard mortgage clause in a form satisfactory to the Creditor. The Debtor hereby assigns to the Creditor by way of security all such insurance and all proceeds arising therefrom. The Debtor shall deliver to the Creditor, at the Creditor's request, certified copies of each insurance policy, evidence of the payment of such premiums and other monies, and evidence of the assignment of such insurance to the Creditor.

     (l) the Collateral, other than inventory in transit, is now and will be located at the address or addresses set forth on Schedule "A"; and

     (m) the Debtor shall promptly notify the Creditor of any changes in the location(s) of Collateral and of any new location(s) of Collateral and of any change in any information provided in this Agreement and of any actual or potential claim affecting the Debtor, the Collateral or the Security Interest.

3.3 Performance of Covenants by the Creditor - The Creditor may, in its sole discretion and upon notice to the Debtor, perform any covenant of the Debtor under this Agreement that the Debtor fails to perform and that the Creditor is capable of performing, including any covenants the performance of which requires the payment of money, provided that the Creditor will not be obligated to perform any such covenant on behalf of the Debtor and no such performance by the Creditor will require the Creditor further to perform the Debtor's covenants nor operate as a derogation of this rights and remedies of the Creditor under this Agreement.

                                   ARTICLE IV
                 RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL

4.1 General Restrictions - Except as herein provided, the Debtor will not, without the prior written consent of the Creditor, which consent will not be unreasonably withheld:

     (a) sell, lease or otherwise dispose of the Collateral or any part thereof;

     (b) release, surrender or abandon possession of the Collateral or any part thereof; or

     (c) move or transfer the Collateral or any part thereof from its present locations, being the location set out in Schedule "A" attached hereto.

4.2 Proceeds Held in Trust - After am event of default hereunder occurs, all Proceeds that are moneys collected or received by the Debtor will be received by the Debtor in trust for the Creditor and will be forthwith paid to the Creditor.

4.3 Permitted Sales - The Debtor may, at any time, provided that there is no event of default hereunder, without the consent of the Creditor:

     (a) lease, sell, license, consign or otherwise deal with items of Inventory in the ordinary course of its business so that the purchaser thereof takes title clear of the security interest created by this Agreement but if such sale or lease results in an Account, such Account will be subject to the security interest created by this Agreement;

     (b) sell or otherwise dispose of such part of its Equipment which is not necessary to or useful in connection with its business and undertaking, or which has become worn out or damaged or otherwise unsuitable for its purpose.

                                   ARTICLE V
                             DEFAULT AND ENFORCEMENT

5.1 Events of Default - Payment of all of the Obligations not payable on demand will immediately become due and the security hereby constituted will immediately become enforceable in each and every one of the following events:

     (a) if the Debtor defaults in payment or performance of any of the Obligations;

     (b) if the Debtor defaults in making any payment hereby required or in performing or complying with any covenant, undertaking, condition or obligation contained herein or in any other agreement between the Debtor and the Creditor, or if any of the warranties of the Debtor contained herein or in any other Agreement between the Debtor and the Creditor are or become untrue;

     (c) if any event occurs which results in the acceleration of the maturity of any of the indebtedness of the Debtor to others under any indenture, agreement or undertaking;

     (d) if proceedings are commenced for the dissolution, liquidation or winding-up of the Debtor or for the suspension of the operations of the Debtor;

     (e) if the Debtor becomes insolvent within the meaning of the Bankruptcy and Insolvency Act (Canada), makes any general assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the Bankruptcy and Insolvency Act (Canada) or any comparable law, is adjudged bankrupt, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other person with similar powers, of itself or of all or any substantial portion of its property or assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights or consents to, or acquiesces in, the filing of such a petition;

     (f) if a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or any other person with similar powers shall be appointed of the Debtor or of all or any substantial portion of its property or assets, a judgment or an order is made by a tribunal of competent jurisdiction restraining its ability to deal with all or any substantial portion of its property and assets or a judgment or order is made by a tribunal of competent jurisdiction approving any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors' rights and such appointment, judgment or order is not vacated, stayed, set aside or diligently contested by the Debtor in good faith in proceedings before a court of competent jurisdiction within 30 days of the date thereof;

     (g) if a writ of execution, distress, attachment or similar process is issued or levied against all or a substantial portion of the property or assets of the Debtor in connection with any default by it in the payment of any amount in excess of $1,000 or a final judgment or order in respect of such a default shall be rendered against the Debtor by a court of competent jurisdiction and such judgment or order shall not be satisfied in accordance with its terms and shall continue unstayed and in effect for 30 days or shall not be diligently contested by the Debtor in good faith in proceedings before a court of competent jurisdiction;

     (h) if a default under any indenture or instrument under which the Debtor has at the date of this Agreement or shall hereafter have outstanding indebtedness in excess of $1,000 or the equivalent amount thereof in another currency shall occur and be continuing and any such indebtedness shall have been accelerated or shall be or become due and payable prior to the date on which the same would otherwise have become due and payable;

     (i) if any guarantor of the Debtor to the Creditor is in default under its guarantee to the Creditor; or

     (j) if the Creditor, in good faith, believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any of the Obligations is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy.

5.2 Remedies - At any time after the happening of any event by which the security hereby constituted becomes enforceable, the Creditor will have the following rights, powers and remedies, subject to compliance with the Act:

     (a) to appoint any person to be an agent or any person to be a receiver, manager or receiver and manager (herein called the "Receiver") of the Collateral and to remove any Receiver so appointed and to appoint another if the Creditor so desires; it being agreed that any Receiver appointed pursuant to the provisions of this Agreement will have all of the powers of the Creditor hereunder, and in addition, will have the power to carry on the business of the Debtor;

     (b) to make payments to parties having prior charges or encumbrances on properties on which the Debtor may hold charges or encumbrances;

     (c) to take possession of all or any part of the Collateral with power to exclude the Debtor, its agents and its servants therefrom;

     (d) to preserve, protect and maintain the Collateral and make such replacements thereof and additions thereto as the Creditor may deem advisable;

     (e) to enjoy and exercise all powers necessary or incidental to the performance of all functions provided for in this Agreement, including, without limitation, the power to purchase on credit, the power to borrow in the Debtor's name or in the name of the Receiver, the power to borrow on all or any part of the Collateral in priority to this Agreement or otherwise for such purposes as may be approved by the Creditor to be evidenced by a Receiver's Certificate, and to advance its own money to the Debtor at such rates of interest as it may deem reasonable, provided that the Receiver may borrow money only with the prior consent of the Creditor;

     (f) to sell, lease or dispose of all or any part of the Collateral whether by public or private sale or lease or otherwise in such manner and on such terms as to the Creditor may seem commercially reasonable, including, without limitation, terms that provide time for payment or credit, provided that:

          (i) the Creditor or the Receiver will not be required to sell, lease or dispose of the Collateral, but may peaceably and quietly take, hold, use, occupy, possess and enjoy the Collateral, without molestation, eviction, hindrance or interruption by the Debtor or any other person or persons whomsoever;

          (ii) the Creditor or the Receiver may convey, transfer and assign to a purchaser or purchasers the title to any of the Collateral so sold; and

          (iii)subject to Section 5.7, the Debtor will be entitled to be credited with the actual proceeds of any such sale, lease or other disposition only when such proceeds are received by the Creditor or the Receiver in cash;

     (g) to seize, collect, demand, enforce, recover and receive all or any part of the Accounts, and to notify account debtors of the Debtor to pay such Accounts to the Creditor or the Receiver, and to give valid and binding receipts and discharges therefor and in respect thereof, and to compromise all or any part of the Accounts that may seem bad or doubtful to the Creditor or the Receiver, and to give time for payment thereof, with or without security;

     (h) to enjoy and exercise all of the rights and remedies of a secured party under the Act;

     (i) to dispose of all or any part of the Collateral in the condition in which it was on the date possession of it was taken, or after any commercially reasonable repair, processing or preparation for disposition;

     (j) if the Collateral is perishable, or the Creditor or the Receiver believes on reasonable grounds that the Collateral will decline speedily in value, the Collateral is of a type customarily sold on a recognized market, the cost of care and storage of the Collateral is disproportionately large relative to its value, or the Receiver disposes of the Collateral in the course of the Debtor's business then the Creditor or Receiver may sell or otherwise dispose of that part of the Collateral without giving any notice whatsoever;

     (k) to commence, continue or defend proceedings in any court of competent jurisdiction in the name of the Creditor, the Receiver or the Debtor for the purpose of exercising any of the rights, powers and remedies set out in this Section 5.2, including the institution of proceedings for the appointment of a receiver, manager or receiver and manager of the Collateral; and

     (l) at the sole option of the Creditor elect to retain all or any part of the Collateral in satisfaction of the Obligations.

5.3 Receiver as Agent - The Receiver will be deemed to be the agent of the Debtor for the purpose of establishing liability for the acts or omissions of the Receiver and the Creditor will not be liable for such acts or omissions and, without restricting the generality of the foregoing, the Debtor hereby irrevocably authorizes the Creditor to give instructions to the Receiver relating to the performance of its duties as set out herein.

5.4 Expenses of Enforcement and Borrowings - The Debtor will pay to the Receiver the remuneration of the Receiver and all costs and expenses (including, without limitation, legal fees and disbursements on a solicitor and his own client basis) incurred by the Receiver pursuant to its appointment and the exercise of its powers hereunder, and will pay to the Creditor and the Receiver as required all amounts of money (including interest thereon) borrowed or advanced by either of them pursuant to the powers set out herein, and the obligations of the Debtor to the Creditor and the Receiver pursuant to this Section 5.4 will be payable on demand and will bear interest at the highest rate borne by any of the Obligations, which interest will be calculated and payable in the same manner as the highest rate borne by any of the Obligations.

5.5 Indulgences and Releases - Either the Creditor or the Receiver may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Creditor or the Receiver may see fit without prejudice to the Obligations or the right of the Creditor and the Receiver to hold and realize the Collateral.

5.6 Creditor Not Liable for Failure to Exercise Remedies - Neither the Creditor nor the Receiver will be liable or accountable to the Debtor or to any other person for any failure to exercise any of the rights, powers and remedies set out in Section 5.2, and neither of them will be bound to commence, continue or defend proceedings for the purpose of exercising the same or for the purpose of preserving or protecting any rights of the Creditor, the Debtor or any other party in respect of the same.

5.7 Proceeds of Disposition - Subject to the claims, if any, of the prior secured creditors of the Debtor, all moneys received by the Creditor or by the Receiver pursuant to Section 5.2 will be applied as follows:

     (a) first, in payment of all costs and expenses incurred by the Creditor in the exercise of all or any of the powers granted to it under this Agreement, including, without limitation, the costs and expenses in Subsection 3.2(h), payment of all of the remuneration of the Receiver and all costs and expenses incurred by the Receiver in the exercise of all or any of the powers granted to it under this Agreement, including, without limitation, the remuneration, costs and expenses referred to in Section 5.4;

     (b) second, in payment of all amounts of money borrowed or advanced by either of the Creditor or the Receiver pursuant to the powers set out in this Agreement and any interest thereon;

     (c) third, in payment of the Obligations, provided that if there are not sufficient moneys to pay all of the Obligations, the Creditor may apply the moneys available to such part or parts thereof as the Creditor, in its sole discretion, may determine;

     (d) fourth, in satisfaction of any indebtedness or liability secured by any security interest in the Collateral subordinate to the security interest created by this Agreement if written demand therefor is received by the Creditor or the Receiver before the distribution of the proceeds of disposition of the Collateral is completed; and

     (e)  fifth, in payment of any surplus to the Debtor.

5.8 Debtor Liable for Deficiency - If the moneys received by the Creditor or by the Receiver pursuant to Section 5.2 are not sufficient to pay the claims set out in Section 5.7(a), (b) or (c), the Debtor will immediately pay to the Creditor the amount of such deficiency.

5.9 Restriction on Debtor - Upon the Creditor taking possession of the Collateral or the appointment of a Receiver, all the powers, functions, rights and privileges of the Debtor or any officer, director, servant or agent of the Debtor with respect to the Collateral will be suspended unless specifically continued by the written consent of the Creditor; however, all other powers, functions, rights and privileges of the Debtor or any officer, director, servant or agent of the Debtor will be unaffected by such events.

5.10 Rights Cumulative - All rights and remedies of the Creditor set out in this Agreement will be cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security document or now or hereafter existing at law or in equity or by statute. The taking of a judgment or judgments with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Agreement.

                                   ARTICLE VI
                                     GENERAL

6.1 Document Filings - Debtor hereby authorizes the Creditor to file such financing statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any Permitted Encumbrances affecting the Collateral or identifying the locations at which the Debtor's business is carried on and the Collateral and records relating thereto are situate) as the Creditor may deem appropriate to perfect and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest.

6.2 Set-Off - Without limiting any other right of the Creditor, whenever the Obligations are immediately due and payable or the Creditor has the right to declare the Obligations to be immediately due and payable (whether or not it has so declared), the Creditor may, in its sole discretion, set off against the Obligations any and all monies then owed to Debtor by the Creditor in any capacity, whether or not due, and the Creditor shall be deemed to have exercised such right of set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Creditor's records subsequent thereto.

6.3 Waiver - The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement or any of its rights in respect thereto or to insist upon strict adherence to any term of this Agreement will not be considered to be a waiver of such provision, right or term or in any way to affect the validity of this Agreement or deprive the applicable party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. The exercise by any party to this Agreement of any of its rights provided by this Agreement will not preclude or prejudice such party from exercising any other right it may have by reason of this Agreement or otherwise, irrespective of any previous action or proceeding taken by it hereunder. Any waiver by any party hereto of the performance of any of the provisions of this Agreement will be effective only if in writing and signed by a duly authorized representative of such party.

6.4 Creditor as Attorney - The Debtor hereby irrevocably appoints the Creditor and any person further designated by the Creditor to be the attorney of the Debtor, so long as a default is continuing, for and in the name of the Debtor to sign, execute or do any deeds, documents, transfers, demands, assignments, assurances, consents or things that the Debtor is obliged to sign, execute or do hereunder and, after the happening of any event by which the security hereby constitutes becomes enforceable, to commence, continue or defend any proceedings authorized to be taken hereunder and generally to sue in the name of the Debtor in the exercise of all or any of the powers hereby conferred on the Creditor.

6.5 Protest - The Debtor waives protest of any Instrument constituting the Collateral at any time held by the Creditor on which the Debtor is in any way liable and notice of any other action taken by the Creditor.

6.6 Successors and Assigns - The Creditor shall be entitled to assign this Agreement at any time upon giving written notice thereof to the Debtor. This Agreement is not assignable by the Debtor without the prior written consent of the Creditor. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. In any action brought by an assignee of this Agreement and the Security Interest or any part thereof to enforce any rights hereunder the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Creditor.

6.7 Amendments - Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Agreement shall be made except by a written Agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

6.8 Notices - All payments and communications which may be or are required to be given by either party to the other herein, shall (in the absence of any specific provision to the contrary) be in writing and delivered or sent by facsimile to the parties at their following respective addresses:

                  For the Seller:           c/o Network Commerce Inc.
                                            411 First Ave South, Suite 200N
                                            Seattle, WA 98104
                                            Facsimile: (206) 470-1126

                                            Attention: Steven White, Senior Vice
                                            President

                  For the Buyer:            *

                                            Facsimile: *

                                            Attention: Collie Christensen, CEO

and it shall be conclusively deemed to have been received at the time of delivery or facsimile transmission as the case may be. Either party may from time to time change its address for service set forth by notice to the other of them in accordance with this section.

6.9 Further Assurances - Each party hereto agrees from time to time, subsequent to the date hereof, to execute and deliver or cause to be executed and delivered to the others of them such instruments or further assurances as may, in the reasonable opinion of any other of them, be necessary or desirable to give effect to the provisions of this Agreement.

6.10 Additional Security - The Security Interest is in addition to and not in substitution for any other security now or hereafter held by the Creditor and is intended to be a continuing Agreement and shall remain in full force and effect. The taking of any action or proceedings or the refraining from so doing, or any other dealing with any other security for the moneys secured hereby, shall not release or affect the Security Interest hereby granted or any proceedings hereunder for the realization of the security hereby granted and shall not release or affect any other security held by the Creditor for the moneys hereby secured.

6.11 No Obligation to Advance - Neither the execution nor delivery of this Agreement will obligate the Creditor to advance any moneys to the Debtor.

6.12 Binding Effect - This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

6.13 Governing Law - This Agreement and the rights and obligations and relations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

6.14 Time of the Essence - Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

6.15 Partial Invalidity - If any provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law and be independent of every other provision of this Agreement.

6.16 Construction Clause - This Agreement has been negotiated and approved by counsel on behalf of all parties hereto and, notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty will not be construed against any party hereto by reason of the authorship of any of the provisions hereof.

6.17 Receipt of Copy - The Debtor acknowledges having received a signed copy of this Agreement.


                  IN WITNESS WHEREOF the Debtor has executed this Agreement.

                                        -----------------------------------
                                        Per:
                                        I have the authority to bind the
                                        Corporation